UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2020

HYLIION HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38823	83-2538002
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1202 BMC Drive, Suite 100 Cedar Park, TX	78613
(Address of principal executive offices)	(Zip Code)

(833) 495-4466

(Registrant’s telephone number, including area code)

Tortoise Acquisition Corp.

5100 W. 115th Place

Leawood, KS 66211

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HYLN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	HYLN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 28, 2020, Hyliion Holdings Corp., a Delaware corporation (f/k/a Tortoise Acquisition Corp (the “Company”)), originally convened a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted and approved Proposal Nos. 1, 2, 4, 5, 6, 7 and 8, each of which is described in greater detail in the Definitive Proxy Statement on Schedule 14A (File No. 001-38823) filed by the Company with the Securities and Exchange Commission on September 8, 2020 (the “Proxy Statement”). Since there were insufficient votes at the time of the Special Meeting to approve Proposal No. 3, as described in greater detail in the Proxy Statement, the Special Meeting was adjourned solely with respect to such proposal in order to allow additional time to solicit additional votes on the proposal. The reconvened Special Meeting (the “Reconvened Meeting”) was held on September 30, 2020. At the Reconvened Meeting, the Company’s stockholders did not approve Proposal No. 3.

There were 29,126,147 shares of common stock issued and outstanding on August 24, 2020, the record date (the “Record Date”) for the Special Meeting and Reconvened Meeting. At the Special Meeting, there were 15,671,247 shares present either by proxy or online, representing approximately 53.81% of the total outstanding shares of the Company’s common stock as of the Record Date. At the Reconvened Meeting, there were 15,864,823 shares present either by proxy or online, representing approximately 54.47% of the total outstanding shares of the Company’s common stock as of the Record Date.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – The Business Combination Proposal

The Business Combination Agreement and Plan of Reorganization, dated as of June 18, 2020 (the “Business Combination Agreement”), among the Company, SHLL Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Hyliion Inc., a Delaware corporation (“Hyliion”), was approved and adopted, and the merger and all other transactions contemplated by the Business Combination Agreement were approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,564,489	10,093	96,665

Proposal No. 2 – The Authorized Share Charter Proposal

The amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase to the number of authorized shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), from 200,000,000 shares to 250,000,000 shares was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
14,965,312	476,812	229,123

Proposal No. 3 – The Director Classification Charter Proposal

The amendment to the Charter to reclassify the board of directors of the Company (the “Board”) was not approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
13,973,055	1,738,354	153,414

Proposal No. 4 – The Additional Charter Proposal

The amendment to the Charter to eliminate provisions in the Charter relating to the Company’s initial business combination that will no longer be applicable to the Company following the closing of the business combination, change the post-combination company’s name to “Hyliion Holdings Corp.” and make certain other changes that the Board deems appropriate for a public operating company was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,446,709	22,471	202,067

Proposal No. 5 – The NYSE Proposal

The proposal to approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, (a) the issuance (or reservation for issuance in respect of certain options issued in exchange for outstanding pre-merger Hyliion options) of 100,000,000 shares of Class A Common Stock in the business combination, (b) the issuance and sale of 30,750,000 shares of Class A Common Stock in the private offering of securities to certain investors in connection with the business combination and (c) the issuance and sale of 1,750,000 forward purchase units, consisting of 1,750,000 shares of Class A Common Stock and warrants to purchase 875,000 shares of Class A Common Stock to Atlas Point Energy Infrastructure Fund, LLC, a Delaware limited liability company (“Atlas Point Fund”), pursuant to that certain Amended and Restated Forward Purchase Agreement, dated as of February 6, 2019, by and among the Company, Tortoise Sponsor LLC, a Delaware limited liability company, and Atlas Point Fund, as amended by the First Amendment to Amended and Restated Forward Purchase Agreement, dated as of June 18, 2020, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,306,072	148,971	216,204

Proposal No. 6 – The 2020 Plan Proposal

The Hyliion Holdings Corp. 2020 Equity Incentive Plan and the material terms thereunder were approved and adopted. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,147,304	402,481	121,462

Proposal No. 7 – The Director Election Proposal

The Company’s stockholders elected Vincent T. Cubbage, Thomas Healy, Andrew H. Card, Jr., Howard Jenkins, Stephen Pang, Edward Olkkola and Robert M. Knight, Jr. to serve as members of the Board until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal. The voting results were as follows:

Nominee	Votes For	Withheld
Vincent T. Cubbage	14,596,898	1,074,349
Thomas Healy	15,454,289	216,958
Andrew H. Card, Jr.	15,431,387	239,860
Howard Jenkins	15,430,636	240,611
Stephen Pang	15,448,405	222,842
Edward Olkkola	14,712,542	958,705
Robert M. Knight, Jr.	15,434,563	236,684

Proposal No. 8 – The Adjournment Proposal

The adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the other proposals was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,434,192	100,864	136,191

Item 8.01. Other Events.

Stockholders holding 3,308 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”). As a result, approximately $33,573.42 (or approximately $10.15 per share) will be removed from the Trust Account to pay such holders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 1, 2020

HYLIION HOLDINGS CORP.

By:	/s/ Greg Van de Vere
Name:	Greg Van de Vere
Title:	Chief Financial Officer

3